UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2012

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51329	94-3330837
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3410 Central Expressway Santa Clara, California		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 616-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2012, at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of XenoPort, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 60,000,000 shares to 100,000,000 shares. The increase in the number of authorized shares of the Company’s common stock was effected pursuant to a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware and was effective as of May 17, 2012. A copy of the Certificate of Amendment is attached as Exhibit 3.4 hereto and is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 16, 2012. The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast with respect to each matter:

1. To elect the following two Class 1 directors to hold office until the 2015 annual meeting of stockholders and until his or her successor is duly elected and has qualified, or until his or her earlier death, resignation or removal:

Director Name	Shares Voted For	Voting Authority Withheld	Broker Non-Votes
Dennis M. Fenton, Ph.D.	26,593,282	611,855	4,771,485
Catherine J. Friedman	21,894,469	5,310,668	4,771,485

The Company’s Class 2 directors, Paul L. Berns, John G. Freund, M.D. and William J. Rieflin, will each continue to serve on the Board of Directors of the Company (the “Board”) until the 2013 annual meeting of stockholders and until his successor is elected and has qualified, or until his earlier death, resignation or removal. The Company’s Class 3 directors, Ronald W. Barrett, Ph.D., Jeryl L. Hilleman and Wendell Wierenga, Ph.D., will each continue to serve on the Board until the 2014 annual meeting of stockholders and until his or her successor is elected and has qualified, or until his or her earlier death, resignation or removal.

2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 60,000,000 shares to 100,000,000 shares:

For	Against	Abstain	Broker Non-Votes
31,151,223	696,418	128,981	0

3. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

For	Against	Abstain	Broker Non-Votes
31,751,850	217,933	6,839	0

4. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders:

For	Against	Abstain	Broker Non-Votes
21,142,186	6,040,441	22,510	4,771,485

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
3.4	Certificate of Amendment of Amended and Restated Certificate of Incorporation of XenoPort, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC. (Registrant)

Dated: May 18, 2012	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.4	Certificate of Amendment of Amended and Restated Certificate of Incorporation of XenoPort, Inc.